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                                                                    EXHIBIT 10.3

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE "ACTS"). NO INTEREST IN SUCH SECURITIES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACTS COVERING THE TRANSACTION, (II) CORIXA RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO CORIXA THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACTS, OR
(III) CORIXA OTHERWISE SATISFIES ITSELF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACTS.

WARRANT NO. ______                                       NUMBER OF SHARES: _____
DATE OF ISSUANCE: June 13, 2003                          (subject to adjustment)

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF

                               CORIXA CORPORATION

         This Warrant is issued to _____________________, or its registered assigns ("Purchaser"), pursuant to that certain Securities Purchase Agreement dated as of June 8, 2003 between Corixa Corporation, a Delaware corporation ("Corixa"), and Purchaser (the "Purchase Agreement") and is subject to the terms and conditions of the Purchase Agreement.

         1.       EXERCISE OF WARRANT.

                  (a) Method of Exercise. Subject to the terms and conditions herein set forth, upon surrender of this Warrant at the principal office of Corixa and upon payment of the Warrant Price (as defined below) by wire transfer to Corixa or cashiers check drawn on a United States bank made to the order of Corixa, or exercise of the right to credit the Warrant Price against the fair market value of the Warrant Stock (as defined below) at the time of exercise (the "Net Exercise Right") pursuant to Section 1(b), Purchaser is entitled to purchase from Corixa, at any time and from time to time after the date hereof and on or before June 13, 2008 (the "Expiration Date"), up to ______ shares (as adjusted from time to time pursuant to the provisions of this Warrant) of common stock of Corixa (the "Warrant Stock"), at a purchase price of $8.044 per share (the "Warrant Price").

                  (b) Net Exercise Right. If Corixa shall receive written notice from the holder of this Warrant at the time of exercise of this Warrant that the holder elects to exercise the Net Exercise Right, Corixa shall deliver to such holder (without payment by the Purchaser of any exercise price in cash) that number of fully paid and nonassessable shares of common stock, par value $0.001 per share, of Corixa ("Common Stock") equal to the quotient obtained by dividing (y) the value of this Warrant (or the specified portion thereof) on the date of exercise, which value shall be determined by subtracting (1) the aggregate Warrant Price of the Warrant Stock immediately prior to the exercise of this Warrant from (2) the Aggregate Fair Market Value (as defined below) of the Warrant Stock (or the specified portion thereof) issuable upon exercise of

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this Warrant (or specified portion thereof) on the date of exercise by (z) the
Fair Market Value (as defined below) of one share of Common Stock on the date of exercise. The "Fair Market Value" of a share of Common Stock shall mean the last reported sale price and, if there are no sales, the last reported bid price, of the Common Stock on the business day prior to the date of exercise as reported by the Nasdaq National Market or such other principal exchange or quotation system on which the Common Stock is then traded or, if the Common Stock is not publicly traded, the price determined in good faith by Corixa's Board of Directors. The "Aggregate Fair Market Value" of the Warrant Stock shall be determined by multiplying the number of shares of Warrant Stock by the Fair Market Value of one share of Warrant Stock.

         2.       CERTAIN ADJUSTMENTS.

                  (a) Mergers or Consolidations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein) (a "Reorganization"), or a merger or consolidation of Corixa with another corporation (other than a merger with another corporation in which Corixa is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of Corixa) (a "Merger"), then, as a part of such Reorganization or Merger, lawful provision shall be made so that Purchaser shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price, the number of shares of stock or other securities or property of Corixa or the successor corporation resulting from such Reorganization or Merger, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such Reorganization or Merger if this Warrant had been exercised immediately before that Reorganization or Merger. In any such case, appropriate adjustment (as determined in good faith by Corixa's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Purchaser after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (b) Splits and Subdivisions; Dividends. In the event Corixa should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares.

                  (c) Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Warrant Price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares.

                  (d) Adjustments for Other Distributions. In the event Corixa shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by Corixa or other persons, assets (excluding cash dividends paid out of net profits) or options or rights not referred to in
Section 2(b), then, in each such case for the purpose of this Section 2(d), upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of Corixa into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of Corixa entitled to receive such distribution.

         3. NO FRACTIONAL SHARES. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, Corixa shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Stock.

         4. NO STOCKHOLDER RIGHTS. Until the exercise of this Warrant or any portion of this Warrant, Purchaser shall not have nor exercise any rights by virtue hereof as a stockholder of Corixa (including without limitation the right to notification of stockholder meetings or the right to receive any notice or other communication concerning the business and affairs of Corixa).

         5. RESERVATION OF STOCK. Corixa covenants that during the period this Warrant is exercisable, Corixa will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock (or other securities, if applicable) to provide for the issuance of Warrant Stock (or other securities) upon the exercise of this Warrant. Corixa agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Stock upon the exercise of this Warrant.

         6. MECHANICS OF EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the holder hereof, at the principal office of Corixa together with payment in full of the Warrant Price then in effect with respect to the number of shares of Warrant Stock as to which the Warrant is being exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, Corixa at its expense shall cause to be issued and delivered to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The shares of Warrant Stock issuable upon exercise hereof shall, upon their issuance, be validly issued, fully paid and nonassessable, and free from all preemptive rights, taxes, liens and charges with respect to the issue thereof. In the event that this Warrant is exercised in part, Corixa at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

         7. CERTIFICATE OF ADJUSTMENT. Whenever the Warrant Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, Corixa shall, at its expense, promptly deliver to the record holder of this Warrant a certificate of an officer of Corixa setting forth the nature of such adjustment and showing in detail the facts upon which such adjustment is based.

         8. REPRESENTATIONS OF PURCHASER. As of the date hereof, Purchaser hereby confirms the representations and warranties made by Purchaser in Section 4 of the Purchase Agreement.

         9.       TRANSFER RESTRICTIONS.

                  (a) Unregistered Security. The holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, encumber or otherwise transfer this Warrant or any Warrant Stock issued upon its exercise unless (i) there is an effective registration statement under the Acts covering the transaction, (ii) such transfer is to an affiliate in compliance with the Securities Act, (iii) Corixa receives an opinion of counsel satisfactory to Corixa that such registration is not required under the Acts, or (iv) Corixa otherwise satisfies itself that registration is not required under the Acts. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

                  (b) No Transfer. This Warrant is not transferable without Corixa's prior written consent; provided, however, such consent shall not be required in connection with the transfer by the Purchaser of such Warrant (but only with all related obligations) to a Qualifying Holder (as such term is defined in the Registration Rights Agreement between Corixa and the Purchaser entered into in connection with the Purchase Agreement dated as of even date herewith), provided that (i) written notice (in the form of Exhibit B as attached hereto) is provided to Corixa at least five (5) business days prior to any such transfer, (ii) the transferee is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (iii) the transferee agrees in writing to be bound by all of the provisions of this Warrant.

         10.      NOTICES OF RECORD DATE. In the event of:

                  (a) any taking by Corixa of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of Corixa) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b)      any Reorganization or Merger; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of Corixa,

then and in each such event Corixa will deliver or cause to be delivered to the holder of this Warrant a written notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such Reorganization, Merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Reorganization, Merger, dissolution, liquidation or winding-up. Such notice shall be delivered at least ten (10) business days prior to the date therein specified.

         11. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to Corixa of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, destruction or mutilation of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to Corixa or, in the case of any such mutilation, on surrender and cancellation of such Warrant, Corixa at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12. NO IMPAIRMENT. Except to the extent as may be waived by the holder of this Warrant, Corixa will not, by amendment of its charter or through a Reorganization, Merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         13. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         14. MISCELLANEOUS. This Warrant shall be governed by the internal laws of the state of Delaware. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by Corixa and the Purchaser. All notices and other communications from Corixa to the holder of this Warrant shall be sufficient if in writing and sent by registered or certified mail, domestic or international courier, or facsimile, return receipt requested, postage or courier charges prepaid, to the address furnished to Corixa in writing by Purchaser. All such notices and communications shall be effective if delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or (iv) sent by express courier service (receipt verified), and if to Corixa, with a copy to Stephen M. Graham, Orrick, Herrington & Sutcliffe LLP, 719 Second Avenue, Suite 900, Seattle, Washington 98104. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

         IN WITNESS WHEREOF, this Common Stock Purchase Warrant is issued effective as of this 13 day of June, 2003.

                                        CORIXA CORPORATION

                                        By: ____________________________________
                                            Steven Gillis
                                            Chairman and Chief Executive Officer

                          SIGNATURE PAGE TO THE WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK

                                    EXHIBIT A

                          NOTICE OF INTENT TO EXERCISE
                  (To be signed only upon exercise of Warrant)

To:      CORIXA CORPORATION

         The undersigned, the Purchaser of the attached Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______________ (________) shares of Common Stock of Corixa Corporation and (choose one)

         ____ herewith makes payment of __________________ Dollars ($_________)
thereof

         or

         ____ exercises the Net Exercise Right pursuant to Section 1(b) thereof.

and requests that the certificates for such shares be issued in the name of, and delivered to ___________________________, whose address is _____________________
_______________________________________________________________________________.

         DATED: ____________________

                                         _______________________________________
                                         (Signature must conform in all respects
                                         to name of Purchaser as specified on
                                         the face of the Warrant)

                                         _______________________________________
                                         _______________________________________
                                         (Address)

                                    EXHIBIT B

                            NOTICE OF ASSIGNMENT FORM

         FOR VALUE RECEIVED, ______________________ (the "Assignor") hereby sells, assigns and transfers all of the rights of the undersigned Assignor under the attached Warrant with respect to the number of shares of common stock of Corixa Corporation (the "Company") covered thereby set forth below, to the following "Assignee" and, in connection with such transfer, represents and warrants to the Company that (i) such Assignee is a Qualifying Holder (as such term is defined in the Registration Rights Agreement between Corixa and the Purchaser entered into in connection with the Purchase Agreement dated as of even date herewith) of the Assignor and (ii) the transfer is otherwise in compliance with Section 9(b) of the Warrant:

NAME OF ASSIGNEE             ADDRESS/FAX NUMBER               NO. OF SHARES
----------------             ------------------               -------------

Dated: ___________________                   Signature: ________________________

                                             Witness: __________________________

                            ASSIGNEE ACKNOWLEDGEMENT

         The undersigned Assignee acknowledges that it has reviewed the attached Warrant and by its signature below it hereby represents and warrants that it is a Qualifying Holder and an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, and agrees to be bound by the terms and conditions of the attached Warrant as of the date hereof.

                                             Signature: ________________________
                                             By: _______________________________
                                             Its: ______________________________
                                             Address: __________________________
                                             ___________________________________